Exhibit 10.2

AMENDMENT No. 1, dated as of March 9, 2012 (this “Amendment”), to the Revolving Credit and Guaranty Agreement dated as of January 14, 2011, among CommScope, Inc. (“Parent Borrower”), the other US Borrowers, the European Co-Borrowers, the Guarantors named therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as U.S. administrative agent for the Lenders and J.P. Morgan Europe Limited, as European administrative agent for the Lenders (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2. Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 1 Effective Date, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i) the US Administrative Agent shall have received executed signature pages hereto from (a) each Lender and (b) each Credit Party;

(ii) the US Administrative Agent shall have received from the Parent Borrower a non-refundable fee (the “Amendment Fee”), for the account of each Lender that has delivered an executed signature page hereto on or prior to 5:00 p.m., New York time, March 7, 2012 (the “Consent Deadline”), equal to 0.125% of the principal amount of Revolving Commitments of such Lender on the Amendment No. 1 Effective Date;

(iii) the Borrowers shall have paid all fees owing to the US Administrative Agent, and J.P. Morgan Securities LLC, in its capacity as the lead arranger for this Amendment (“Amendment No. 1 Lead Arranger”) and all reasonable and documented fees and expenses of the US Administrative Agent and the Amendment No. 1 Lead Arranger (including reasonable and documented fees and expenses of counsel) in connection with the negotiation, execution and delivery of this Amendment and related matters;

(iv) the Borrrowers shall have provided life of loan flood hazard determinations (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Credit Party) with respect to each Mortgaged Property. If any portion of any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Parent Borrower shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent;

(v) each Lender that requested a Note pursuant to Section 4 hereof at least three (3) Business Days prior to the Amendment No. 1 Effective Date shall have received an executed Note as provided for therein;

(vi) Holdings and Parent Borrower shall have delivered to the US Administrative Agent an original executed Closing Date Certificate in the form of Exhibit B hereto;

(vii) the US Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable in each relevant jurisdiction (other than Germany), certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 1 Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers or directors of such Person executing this Amendment (or any other similar document, as applicable under the Laws of the relevant jurisdiction); (iii) resolutions of the Board of Directors or similar governing body of each Credit Party and in the case of a Dutch limited partnership (commanditaire vennootschap) of the meeting of partners, approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 1 Effective Date by its secretary, director or an assistant secretary as being executed and delivered and in full force and effect without modification or amendment or, if not applicable under the Laws of the relevant jurisdiction, in a similar form; (iv) to the extent applicable, a “long-form” good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation (or an Irish Companies Registration Office search showing that the Irish Borrower is designated as “Normal”), each dated a recent date prior to the Amendment No. 1 Effective Date; (v) in the case of a German Borrower an excerpt from the commercial register dated a recent date prior to the Amendment No. 1 Effective Date, along with a copy of the shareholders list; and (vi) in the case of Dutch private companies with limited liability (besloten vennootschap met beperkte aansprakelijkheid)

resolutions by the shareholder(s) of each Dutch private company with limited liability approving the resolutions of the Board of Directors referred to under (iii) above and appointing an authorized person to represent the relevant Dutch company in case of a conflict of interest;

(viii) the Agents and the Lenders shall have received a favorable written opinion of (a) Latham & Watkins LLP, counsel for the Credit Parties and (b) Robinson, Bradshaw & Hinson, P.A., North Carolina counsel for the Credit Parties, each in form and substance reasonably satisfactory to the US Administrative Agent and

(ix) the Agents shall have received a fully executed Supplemental Deed, dated of even date herewith, by and among the European Administrative Agent and the Credit Parties thereto, in form and substance reasonably satisfactory to the Agents.

Section 4. Replacement Notes. Borrowers agree that each Lender executing this Amendment may request through the US Administrative Agent and shall receive one or more replacement Notes payable to the order of such Lender duly executed by the Borrowers, evidencing such Lender’s Revolving Commitments; provided that such Lender shall have returned to the Parent Borrower any Note held by it for cancellation.

Section 5. Post-Effective Covenant. Within sixty (60) days after the Amendment No. 1 Effective Date, unless waived or extended by the Collateral Agent in its sole discretion, the Collateral Agent shall have received each of the following:

(i) with respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”), duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where each Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent; together with:

(1) a datedown endorsement to the existing mortgage title insurance policies (each, a “Mortgage Policy,” collectively, the “Mortgage Policies”) relating to the Mortgage encumbering the Mortgaged Property subject to such Mortgage assuring the Collateral Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable second priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects, encumbrances and liens except for Permitted Encumbrances (as defined in each Mortgage), and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(2) opinions of local counsel to the Credit Parties, which opinions (x) shall be addressed to the Administrative Agent and Collateral Agent and the Secured Parties, (y) shall cover the enforceability of the respective Mortgage as amended by such Mortgage Amendment, the due authorization, execution and delivery of the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Collateral Agent may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Collateral Agent;

(3) such affidavits, certificates, information (including financial data) and instruments of indemnification (including without limitation, a so-called “gap” indemnification) as shall be required to induce the title company to issue the Mortgage Policies; and

(4) evidence acceptable to the Collateral Agent of payment by the Parent Borrower of all applicable title insurance premiums, search and examination charges, survey costs and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Mortgage Policies.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Affirmation. Each of the Credit Parties hereby consents to this Amendment and confirms that (a) all obligations (including the Principal Obligations and Parallel Obligations) of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby, (b) each Credit Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects and will continue to constitute the legal, valid and binding obligations of such Credit Party, (c) the Liens granted by such Credit Party on all Collateral of such Credit Party continue to secure the payment, performance and discharge of all of the Obligations, and (d) the Guaranty granted by such Credit Party will continue in full force and effect as a continuing security for the payment, performance and discharge of the Obligations.

Section 10. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the US Administrative Agent, the European Administrative Agent, any other Agent or the Lenders, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. The parties hereto acknowledge and agree that this Amendment does not constitute a novation and reborrowing or termination of the Obligations under the Credit Agreement or the other Credit Documents in effect prior to the Amendment No. 1 Effective Date. Notwithstanding anything to the contrary contained herein, the Agents and/or the Lenders expressly reserve and maintain their rights and prerogatives under the French Collateral Documents in accordance with the provisions of Article 1278 of the French Code civil. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMMSCOPE, INC., as Parent Borrower

By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President

[Signature Page to Amendment]

COMMSCOPE HOLDING COMPANY, INC., as Holdings and a Guarantor

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Amendment]

COMMSCOPE, INC., OF NORTH CAROLINA ANDREW LLC CONNECTIVITY SOLUTIONS MANUFACTURING, INC. VEXTRA TECHNOLOGIES, LLC, as US Co-Borrowers and Guarantors

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President

[Signature Page to Amendment]

COMMSCOPE FRANCE S.A.R.L., as European Co-Borrower and Guarantor

By:	/s/ Neil Shankland
	Name:	Neil Shankland
	Title:	Manager

[Signature Page to Amendment]

ANDREW AG, as European Co-Borrower and Guarantor

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Authorized Person

[Signature Page to Amendment]

COMMSCOPE EMEA LIMITED, as European Co- Borrower and Guarantor

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Director

[Signature Page to Amendment]

ANDREW WIRELESS SYSTEMS GMBH ANDREW GMBH, as European Co-Borrowers and Guarantors

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Authorized Signatory

[Signature Page to Amendment]

CABLE TRANSPORT, INC.

ANDREW SYSTEMS, INC.

ALLEN TELECOM LLC

COMMSCOPE INTERNATIONAL, INC.

COMMSCOPE SOLUTIONS INTERNATIONAL, INC.

ANDREW INTERNATIONAL CORPORATION

ANDREW INTERNATIONAL HOLDING CORPORATION

ANTENNA SPECIALISTS CO., INC., as Guarantors

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President

[Signature Page to Amendment]

COMMSCOPE INTERNATIONAL HOLDINGS, LLC., as Guarantor

By:	CommScope, Inc. of North Carolina, its sole member

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President

[Signature Page to Amendment]

COMMSCOPE NETHERLANDS GP, LLC., as Guarantor

By:	CommScope International Holdings, LLC, its sole member

By:	CommScope, Inc. of North Carolina, its sole member

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President

[Signature Page to Amendment]

ANDREW WIRELESS PRODUCTS B.V. COMMSCOPE NETHERLANDS B.V., as Guarantors

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Attorney

[Signature Page to Amendment]

CS NETHERLANDS C.V., as Guarantor

By:	CommScope International, Inc., its general partner

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and a Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and a Lender

By:
Name:
Title:

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and a Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and a Lender

By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

BANK OF AMERICA, N.A.

By:	/s/ Douglas Cowan
Name:	Douglas Cowan
Title:	Senior Vice President

Commitment: $42,000,000.00

Notice Address: Bank of America Business Capital 300 Galleria Parkway NW Suite 800 Atlanta, GA 30339

Attention:	Loan Administration Manager
Telephone:	404.607.3228
Facsimile:	404.607.3277

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

Commitment: $40,000,000.00 (US Tranche)

Notice Address: 301 South College Street Charlotte, NC 28202

Attention:	Mark Bradford
Telephone:	704-715-8596
Facsimile:	366-349-2129

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

Royal Bank of Canada

By:	/s/ Jeff Patchell
Name:	Jeff Patchell
Title:	Attorney-in-Fact

By:	/s/ Robert Kizell
Name:	Robert Kizell
Title:	Attorney-in-Fact

Commitment: $40,000,000.00

Notice Address:

200 Bay St; 30th Fl

Toronto, ON

Canada

M5J 2J5

Attention:	Jeff Patchell
Telephone:	416-974-3501
Facsimile:	416-974-7620

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

Commitment: $40,000,000.00

Notice Address:

209 S. LaSalle Street, Suite 300 Chicago, Illinois 60604

Attention:	Carol Anderson
Telephone:	312-325-2024
Facsimile:	312-325-8905

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

Sumitomo Mitsui Banking Corporation

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

By:
Name:
Title:

Commitment: $40,000,000

Notice Address:
211 Park Avenue, 6th Floor New York, NY 10172
Attention:	Jonathan Frankel
Telephone:	212-224-4465
Facsimile:	212-224-4384

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

DEUTCHE BANK AG NEW YORK BRANCH

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Commitment: $40,000,000.00

Notice Address:

Attention:	Courtney E. Meehan
Telephone:	212-250-2188
Facsimile:	212-797-5690

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

Siemens Financial Services, Inc.

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

By:	/s/ Anthony Casciano
Name:	Anthony Casciano
Title:	SVP

Commitment: $25,000,000
Notice Address: 170 Wood Avenue, South Iselin, NJ 08830

Attention: John Finore Telephone: 732-590-6644 Facsimile: 732-476-3567

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

Commitment: $20,000,000.00

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

REGIONS BANK

By:	/s/ Bruce Rhodes
Name:	Bruce Rhodes
Title:	Managing Director

Commitment: $42,000,000 US Tranche

Notice Address:
1180 West Peachtree St. NW, Suite 1000 Atlanta, Georgia 30309
Attention: Bruce Rhodes
Telephone: 704.770.3631
Facsimile: 404.221.4361

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written

PNC Bank, National Association

By:	/s/ William Molyneaux
Name:	William Molyneaux
Title:	Assistant Vice President

Commitment: $ 29,000,000

Notice Address:

Attention: William Molyneaux
Telephone: 704-551-8509
Facsimile: 704-643-7918

[Signature Page to Amendment No. 1]